UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2019

Date of reporting period:	July 1, 2018 – December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam International Equity Fund

Semiannual report
12 | 31 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
POVSX

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

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Message from the Trustees

February 8, 2019

Dear Fellow Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

Seeking attractively valued companies with a catalyst for change

In Putnam International Equity Fund, Portfolio Manager Simon (Sam) Davis looks for stocks with two key characteristics: they must be cheap and they must offer a catalyst for positive change. Otherwise, the fund has the flexibility to go across market cap, geography, and growth or value investment styles.

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Economic activity is slowing in select global markets

The outlook for global growth in 2019 has slipped because of rising interest rates, trade tensions, asset market volatility and capital outflows from emerging markets. The U.S. economy is likely to expand at a more moderate pace compared with 2018 as the impact of the tax cuts fades. In addition, the eurozone’s economies and reform agenda continue to struggle against a difficult political backdrop.

* Estimated.

Source: International Monetary Fund, World Economic Outlook Database, October 2018. Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/18. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Sam is Co-Head of Equities at Putnam. He has a B.A. from Oxford University. Sam joined Putnam in 2000 and has been in the investment industry since 1988.

Vivek Gandhi, CFA, is Assistant Portfolio Manager of the fund.

Sam, how did international stock markets perform during the reporting period?

It was a bruising six months for international equity markets. Falling stock prices, a strong U.S. dollar, weakening global growth, rising interest rates, and concerns about President Donald Trump’s trade and economic policies set investors on edge. International equities fared far worse than U.S. stocks. The benchmark MSCI EAFE Index [ND] finished the six-month period down 11.35% compared with a decline of 6.85% for the S&P 500 Index. Volatility also increased across all financial markets.

Economic indicators deteriorated globally, including in China and the eurozone. But the U.S. economy was relatively steady; the economy grew at a 3.5% annual rate in the third quarter of 2018 after expanding 4.2% in the second quarter, buoyed by government spending and tax cuts. The euro and many other currencies depreciated against the dollar due to weaker global economic data and higher U.S. interest rates, which further depressed U.S. dollar-based returns.

Markets in Europe also struggled due to political developments, including the United

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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Kingdom’s negotiations to exit the European Union [EU]. In addition, the Trump administration’s approach to trade, including an escalation in trade disputes with China, have rattled global financial markets and businesses. In terms of key monetary policy developments, the European Central Bank [ECB] left interest rates unchanged in 2018 and ended its multi-trillion bond-buying program in December 2018. But the Federal Reserve raised short-term rates in December 2018, taking the federal funds rate to a range of 2.25% to 2.50%. The Fed raised its benchmark rate four times in 2018.

How did the fund perform?

The fund declined 16.79%, underperforming the benchmark MSCI EAFE Index [ND]. The MSCI EAFE Index [ND] declined 11.35% during the period.

What stocks contributed to the fund’s performance?

The top contributor to performance was Koninklijke Ahold Delhaize, a Netherlands-based retailer. The company, through its subsidiaries, operates supermarkets and convenience stores that offer food and non-food products in the United States and Europe. The company is a defensive stock because consumers will continue to buy food and other items during economic downturns. The company plans to invest $175 million in a store upgrade program at Giant Foods in the United States over the next two years.

Novartis AG, the Swiss drug maker, was another top performer. The pharmaceutical giant is a large-cap and defensive stock. Novartis has started to perform better as it laid out plans to streamline its worldwide production in order to increase its operating profit margin amid price pressure on its drugs in the United States. The company said in September 2018 that it plans to cut jobs in Switzerland over the next four years to consolidate production and boost profitability. Novartis is reviewing options for the U.S. generics sector and plans to spin off the Alcon eye-care business in 2019.

What stocks detracted from the fund’s return?

The top detractor was Bayer AG, a German chemicals and pharmaceutical company. After its $63 billion takeover of Monsanto Co., Bayer saw its shares drop in part because of concerns over the company’s exposure to lawsuits involving Roundup, a weed killer made by Monsanto. Bayer said it expects the Monsanto purchase to yield lower earnings than earlier forecast, and Bayer plans to slash thousands of jobs as part of a corporate overhaul following the acquisition.

CYBG PLC, a bank in the United Kingdom, was another detractor. CYBG completed the acquisition of Virgin Money in October 2018, creating the sixth-largest bank in the country. The shares of the enlarged banking group dipped after the deal was finalized on market concerns about earnings, provisions, and uncertainty over the U.K.’s future in the aftermath of the Brexit vote. The bank also had to unexpectedly increase provisions to cover customer redress for improperly selling payment protection insurance [PPI]. CYBG reported a full-year loss in November 2018 after it took a £150 million charge related to claims of mis-selling PPI policies.

What is your outlook for 2019?

We are mindful of the risks in international equity markets, particularly after the high levels of volatility in 2018. The outlook for global economic growth is overall less favorable than last year. We believe the U.S. economy will likely moderate in the first half of 2019 from the fast pace set during the second and third quarters of 2018, especially if the government shut-down continues. Fed Chair Jerome H. Powell

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acknowledged at the December rate-setting meeting that the economy is showing signs of “softening.” The Fed bank lowered its 2019 growth forecast from 2.5% to 2.3%. In our view, other risks on the horizon include China’s cooling economy, higher U.S. interest rates, and geopolitical tensions.

In our view, Brexit concerns are a headwind for the U.K. economy in terms of uncertainty weighing on consumer and corporate sentiment. The British Parliament in January 2019 voted to reject Prime Minister Theresa May’s Brexit deal just 10 weeks before Britain is scheduled to leave the EU. A no-deal Brexit, in which the U.K. abruptly leaves the EU on March 29, 2019, would be a potentially damaging option for both the U.K. and the EU. However, our central scenario is that a less damaging, managed exit will be achieved.

All this said, we see the potential for a rebound in economic growth, especially in Europe and China, driven in part by higher fiscal stimulus, and we would expect stocks to react positively. We also expect monetary policy to remain supportive, especially outside the United States, and any resolution to the U.S.–China trade dispute would be an additional positive. As such, stocks still appear to be an attractive choice for investors compared with other assets. Equities are now more attractive in terms of valuations following the sell-off of the past few months and now broadly discount downside risk to earnings growth expectations.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

8 International Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/28/91)
Before sales charge	6.36%	67.94%	5.32%	–7.43%	–1.53%	–0.77%	–0.26%	–19.36%	–16.79%
After sales charge	6.14	58.28	4.70	–12.75	–2.69	–6.48	–2.21	–24.00	–21.57
Class B (6/1/94)
Before CDSC	6.12	58.08	4.69	–10.83	–2.27	–2.96	–0.99	–19.94	–17.11
After CDSC	6.12	58.08	4.69	–12.44	–2.62	–5.65	–1.92	–23.72	–21.03
Class C (7/26/99)
Before CDSC	6.08	55.80	4.53	–10.81	–2.26	–2.93	–0.98	–19.96	–17.10
After CDSC	6.08	55.80	4.53	–10.81	–2.26	–2.93	–0.98	–20.72	–17.89
Class M (12/1/94)
Before sales charge	5.82	59.68	4.79	–9.73	–2.03	–2.26	–0.76	–19.78	–17.01
After sales charge	5.69	54.09	4.42	–12.89	–2.72	–5.68	–1.93	–22.59	–19.91
Class R (1/21/03)
Net asset value	6.10	63.71	5.05	–8.57	–1.78	–1.49	–0.50	–19.57	–16.88
Class R5 (7/2/12)
Net asset value	6.60	73.03	5.64	–5.93	–1.22	0.26	0.09	–19.06	–16.65
Class R6 (7/2/12)
Net asset value	6.63	74.20	5.71	–5.43	–1.11	0.56	0.19	–19.02	–16.60
Class Y (7/12/96)
Net asset value	6.58	72.15	5.58	–6.25	–1.28	0.01	0.00	–19.13	–16.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

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of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI EAFE Index (ND)	4.65%	84.52%	6.32%	2.69%	0.53%	8.87%	2.87%	–13.79%	–11.35%
Lipper International
Multi-Cap Core Funds	5.10	81.15	6.03	0.92	0.13	7.74	2.49	–15.05	–12.14
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/18, there were 403, 385, 337, 247, 171, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.435		$0.213	$0.029	$0.298		$0.344	$0.522	$0.549	$0.500
Capital gains
Long-term
gains	0.836		0.836	0.836	0.836		0.836	0.836	0.836	0.836
Short-term
gains	—		—	—	—		—	—	—	—
Total	$1.271		$1.049	$0.865	$1.134		$1.180	$1.358	$1.385	$1.336
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
6/30/18	$25.36	$26.91	$24.05	$24.35	$24.62	$25.51	$24.88	$25.81	$25.78	$25.67
12/31/18	19.80	21.01	18.86	19.30	19.27	19.97	19.47	20.12	20.08	20.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 6/30/18	1.22%	1.97%	1.97%	1.72%	1.47%	0.89%	0.79%	0.97%
Annualized expense ratio
for the six-month period
ended 12/31/18*	1.18%	1.93%	1.93%	1.68%	1.43%	0.84%	0.74%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 12/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/18 to 12/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.45	$8.90	$8.90	$7.75	$6.60	$3.88	$3.42	$4.30
Ending value (after expenses)	$832.10	$828.90	$829.00	$829.90	$831.20	$833.50	$834.00	$833.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/18, use the following calculation method. To find the value of your investment on 7/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.01	$9.80	$9.80	$8.54	$7.27	$4.28	$3.77	$4.74
Ending value (after expenses)	$1,019.26	$1,015.48	$1,015.48	$1,016.74	$1,018.00	$1,020.97	$1,021.48	$1,020.52

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 International Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Because the fund currently, and may in the future, invest significantly in European companies, the fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in Europe. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

14 International Equity Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2018, Putnam employees had approximately $446,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 International Equity Fund

The fund’s portfolio 12/31/18 (Unaudited)

COMMON STOCKS (99.3%)*	Shares	Value
Australia (2.1%)
Challenger, Ltd.	1,109,557	$7,416,456
QBE Insurance Group, Ltd.	1,165,898	8,293,697
		15,710,153
Canada (2.8%)
Cenovus Energy, Inc.	1,138,800	8,007,970
Constellation Software, Inc.	11,100	7,105,073
Magna International, Inc.	126,793	5,755,466
		20,868,509
China (1.7%)
Tencent Holdings, Ltd.	191,858	7,605,064
Want Want China Holdings, Ltd.	8,037,000	5,591,009
		13,196,073
Finland (1.2%)
Fortum OYJ	423,760	9,273,487
		9,273,487
France (13.9%)
Airbus SE	136,923	13,171,601
Arkema SA	105,254	9,039,781
Eurazeo SA	128,556	9,102,707
Kering SA	21,989	10,369,805
Natixis SA	2,151,995	10,156,002
Societe Generale SA	320,413	10,213,086
TOTAL SA	390,052	20,637,932
Veolia Environnement SA	686,845	14,129,731
Vinci SA	107,084	8,836,239
		105,656,884
Germany (6.4%)
adidas AG	65,635	13,716,713
Bayer AG	180,059	12,493,682
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $20) (Private) † ∆∆ F	30	26
Knorr-Bremse AG †	94,627	8,523,890
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $20) (Private) † ∆∆ F	15	13
New Middle East Other Assets GmbH (acquired 8/2/13, cost $8)
(Private) † ∆∆ F	6	5
Rheinmetall AG	120,702	10,670,786
Uniper SE	131,295	3,399,745
		48,804,860
India (1.1%)
HDFC Bank, Ltd. ADR	81,200	8,411,508
		8,411,508
Ireland (3.6%)
Bank of Ireland Group PLC	1,305,657	7,270,347
CRH PLC	409,829	10,846,869
Kerry Group PLC Class A	93,102	9,227,092
		27,344,308

International Equity Fund 17

COMMON STOCKS (99.3%)* cont.	Shares	Value
Italy (1.1%)
Pirelli & C SpA †	1,301,830	$8,367,715
		8,367,715
Japan (23.7%)
Asahi Group Holdings, Ltd.	321,700	12,565,425
Chugai Pharmaceutical Co., Ltd.	172,500	9,964,865
Daikin Industries, Ltd.	67,200	7,071,530
Hoya Corp.	242,100	14,797,705
Komatsu, Ltd.	458,600	9,768,957
Kyocera Corp.	154,200	7,668,226
Kyudenko Corp.	230,200	8,661,923
Mitsubishi Corp.	345,000	9,416,055
ORIX Corp.	1,101,200	16,000,023
Seven & i Holdings Co., Ltd.	360,400	15,692,675
Shiseido Co., Ltd.	209,800	13,035,928
Sony Corp.	323,200	15,564,308
Sumitomo Mitsui Financial Group, Inc.	451,100	14,875,849
Toshiba Corp. †	383,100	10,875,118
Toyota Motor Corp.	228,000	13,242,417
		179,201,004
Luxembourg (1.1%)
Global Fashion Group SA (acquired 8/2/13, cost $1,009,308) (Private) † ∆∆ F	23,826	219,494
Orion Engineered Carbons SA	306,200	7,740,736
		7,960,230
Netherlands (7.0%)
Heineken NV	119,634	10,581,852
ING Groep NV	767,817	8,278,222
Koninklijke Ahold Delhaize NV	700,579	17,719,341
Unilever NV ADR	307,610	16,712,897
		53,292,312
Singapore (1.6%)
DBS Group Holdings, Ltd.	682,500	11,791,888
		11,791,888
South Korea (1.3%)
Samsung Electronics Co., Ltd. (Preference)	336,909	9,610,331
		9,610,331
Spain (2.0%)
CaixaBank SA	2,674,011	9,693,696
Cellnex Telecom, SA 144A	224,983	5,771,564
		15,465,260
Sweden (1.3%)
ASSA ABLOY AB Class B	540,147	9,638,354
		9,638,354
Switzerland (4.5%)
Lonza Group AG	26,547	6,879,154
Novartis AG	235,062	20,098,291
SIG Combibloc Group AG †	680,628	7,243,228
		34,220,673

18 International Equity Fund

COMMON STOCKS (99.3%)* cont.	Shares	Value
Taiwan (0.7%)
Sino-American Silicon Products, Inc.	2,759,000	$5,391,217
		5,391,217
United Kingdom (18.4%)
Ashtead Group PLC	506,666	10,571,687
Associated British Foods PLC	390,999	10,181,643
AstraZeneca PLC	229,215	17,158,403
BP PLC	3,149,796	19,911,050
Cairn Energy PLC †	2,390,960	4,571,276
Compass Group PLC	689,194	14,494,368
CYBG PLC	2,217,015	5,120,362
Ferguson PLC	152,305	9,739,398
Nomad Foods, Ltd. †	405,000	6,771,600
Prudential PLC	839,092	14,994,481
Quilter PLC	4,369,960	6,590,365
Rio Tinto PLC	403,689	19,192,413
		139,297,046
United States (3.8%)
Amazon.com, Inc. †	3,800	5,707,486
KKR & Co., Inc. Class A	390,400	7,663,552
Microsoft Corp.	76,200	7,739,634
NXP Semiconductors NV	104,500	7,657,763
		28,768,435
Total common stocks (cost $816,327,255)		$752,270,247

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
1.125%, 7/31/21 [i]	$215,000	$208,780
1.00%, 9/30/19 [i]	124,000	122,846
Total U.S. treasury obligations (cost $331,626)		$331,626

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired various dates from
7/11/16 to 9/14/17, cost $121,606) (Luxembourg) (Private) † ∆∆ F	18,499	$173,828
Total convertible preferred stocks (cost $121,606)		$173,828

	Principal amount/
SHORT-TERM INVESTMENTS (0.1%)*		shares	Value
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.27% P	Shares	110,000	$110,000
U.S. Treasury Bills 2.393%, 3/14/19 ∆		$85,000	84,600
U.S. Treasury Bills 2.194%, 2/14/19 ∆		213,000	212,391
U.S. Treasury Bills 2.108%, 1/10/19 ∆		137,000	136,931
Total short-term investments (cost $543,919)			$543,922

TOTAL INVESTMENTS
Total investments (cost $817,324,406)	$753,319,623

International Equity Fund 19

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $757,467,576.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $393,366, or 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $433,857 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $619,591 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	20.6%
Consumer staples	15.6
Industrials	15.4
Consumer discretionary	11.6
Health care	10.7

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $194,260,590) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/16/19	$2,917,868	$3,010,459	$(92,591)
	British Pound	Sell	3/20/19	9,888,457	9,917,418	28,961
	Canadian Dollar	Sell	1/16/19	1,543,128	1,649,939	106,811
	Euro	Sell	3/20/19	22,081,354	21,941,012	(140,342)

20 International Equity Fund

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $194,260,590) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A. cont.
	Hong Kong Dollar	Buy	2/20/19	$784,724	$784,901	$(177)
	Japanese Yen	Buy	2/20/19	3,967,475	3,860,442	107,033
	Barclays Bank PLC
	Australian Dollar	Sell	1/16/19	185,013	175,235	(9,778)
	British Pound	Sell	3/20/19	506,110	507,757	1,647
	Euro	Sell	3/20/19	201,916	200,798	(1,118)
	Hong Kong Dollar	Buy	2/20/19	18,526,330	18,532,052	(5,722)
	Swiss Franc	Buy	3/20/19	11,513,323	11,406,935	106,388
Citibank, N.A.
	Australian Dollar	Buy	1/16/19	4,664,784	4,760,852	(96,068)
	British Pound	Sell	3/20/19	7,561,325	7,570,651	9,326
	Canadian Dollar	Sell	1/16/19	1,750,500	1,871,755	121,255
	Danish Krone	Buy	3/20/19	13,055,380	12,998,990	56,390
	Japanese Yen	Buy	2/20/19	2,992,517	2,908,910	83,607
	New Zealand Dollar	Buy	1/16/19	38,468	37,796	672
	Goldman Sachs International
	Australian Dollar	Sell	1/16/19	17,120	15,764	(1,356)
	British Pound	Sell	3/20/19	79,831	79,976	145
	Chinese Yuan (Offshore)	Sell	2/20/19	12,737,684	12,560,976	(176,708)
	Euro	Buy	3/20/19	130,075	129,936	139
	New Taiwan Dollar	Sell	2/20/19	6,352,447	6,361,767	9,320
	HSBC Bank USA, National Association
	New Zealand Dollar	Buy	1/16/19	1,645,950	1,616,891	29,059
	JPMorgan Chase Bank N.A.
	British Pound	Sell	3/20/19	2,798,445	2,810,034	11,589
	Canadian Dollar	Sell	1/16/19	338,537	419,766	81,229
	Japanese Yen	Buy	2/20/19	3,703,031	3,617,227	85,804
	Norwegian Krone	Buy	3/20/19	6,503,646	6,646,367	(142,721)
	Singapore Dollar	Sell	2/20/19	1,795,068	1,788,010	(7,058)
	South Korean Won	Sell	2/20/19	9,351,923	9,266,930	(84,993)
	Swedish Krona	Buy	3/20/19	9,843,582	9,652,643	190,939
	Swiss Franc	Buy	3/20/19	19,216,505	19,014,590	201,915
	State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/19	355,795	363,012	(7,217)
	Canadian Dollar	Buy	1/16/19	312,524	329,072	(16,548)
	Israeli Shekel	Buy	1/16/19	4,536,981	4,679,792	(142,811)
	Japanese Yen	Sell	2/20/19	4,178,679	4,063,583	(115,096)
UBS AG
	Australian Dollar	Buy	1/16/19	6,011,097	6,187,991	(176,894)
	WestPac Banking Corp.
	Canadian Dollar	Sell	1/16/19	2,356,716	2,520,361	163,645
	Unrealized appreciation					1,395,874
	Unrealized (depreciation)					(1,217,198)
Total						$178,676

* The exchange currency for all contracts listed is the United States Dollar.

International Equity Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$—	$15,710,153	$—
Canada	20,868,509	—	—
China	—	13,196,073	—
Finland	9,273,487	—	—
France	105,656,884	—	—
Germany	48,804,816	—	44
India	8,411,508	—	—
Ireland	27,344,308	—	—
Italy	8,367,715	—	—
Japan	—	179,201,004	—
Luxembourg	7,740,736	—	219,494
Netherlands	53,292,312	—	—
Singapore	—	11,791,888	—
South Korea	—	9,610,331	—
Spain	15,465,260	—	—
Sweden	9,638,354	—	—
Switzerland	34,220,673	—	—
Taiwan	—	5,391,217	—
United Kingdom	139,297,046	—	—
United States	28,768,435	—	—
Total common stocks	517,150,043	234,900,666	219,538

Convertible preferred stocks	—	—	173,828
U.S. treasury obligations	—	331,626	—
Short-term investments	110,000	433,922	—
Totals by level	$517,260,043	$235,666,214	$393,366

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$178,676	$—
Totals by level	$—	$178,676	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 International Equity Fund

Statement of assets and liabilities 12/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $817,324,406)	$753,319,623
Foreign currency (cost $303,272) (Note 1)	312,093
Dividends, interest and other receivables	1,204,876
Foreign tax reclaim	1,199,231
Receivable for shares of the fund sold	3,734,175
Receivable for investments sold	7,558,283
Unrealized appreciation on forward currency contracts (Note 1)	1,395,874
Prepaid assets	63,982
Total assets	768,788,137

LIABILITIES
Payable to custodian	4,465,659
Payable for investments purchased	4,414
Payable for shares of the fund repurchased	3,271,408
Payable for compensation of Manager (Note 2)	386,001
Payable for custodian fees (Note 2)	60,353
Payable for investor servicing fees (Note 2)	304,106
Payable for Trustee compensation and expenses (Note 2)	632,554
Payable for administrative services (Note 2)	8,354
Payable for distribution fees (Note 2)	378,106
Unrealized depreciation on forward currency contracts (Note 1)	1,217,198
Collateral on certain derivative contracts, at value (Notes 1 and 8)	441,626
Other accrued expenses	150,782
Total liabilities	11,320,561

Net assets	$757,467,576

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$874,536,430
Total distributable earnings (Note 1)	(117,068,854)
Total — Representing net assets applicable to capital shares outstanding	$757,467,576

(Continued on next page)

International Equity Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($515,419,890 divided by 26,030,280 shares)	$19.80
Offering price per class A share (100/94.25 of $19.80)*	$21.01
Net asset value and offering price per class B share ($4,654,209 divided by 246,813 shares)**	$18.86
Net asset value and offering price per class C share ($10,816,424 divided by 560,496 shares)**	$19.30
Net asset value and redemption price per class M share ($7,903,761 divided by 410,079 shares)	$19.27
Offering price per class M share (100/96.50 of $19.27)*	$19.97
Net asset value, offering price and redemption price per class R share
($2,496,136 divided by 128,205 shares)	$19.47
Net asset value, offering price and redemption price per class R5 share
($1,548,936 divided by 76,995 shares)	$20.12
Net asset value, offering price and redemption price per class R6 share
($83,802,366 divided by 4,173,411 shares)	$20.08
Net asset value, offering price and redemption price per class Y share
($130,825,854 divided by 6,536,335 shares)	$20.02

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 International Equity Fund

Statement of operations Six months ended 12/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $521,868)	$8,071,302
Interest (including interest income of $98,666 from investments in affiliated issuers) (Note 5)	118,453
Securities lending (net of expenses) (Notes 1 and 5)	5,553
Total investment income	8,195,308

EXPENSES
Compensation of Manager (Note 2)	2,785,586
Investor servicing fees (Note 2)	987,940
Custodian fees (Note 2)	74,045
Trustee compensation and expenses (Note 2)	20,410
Distribution fees (Note 2)	906,197
Administrative services (Note 2)	15,262
Other	229,015
Total expenses	5,018,455
Expense reduction (Note 2)	(4,218)
Net expenses	5,014,237

Net investment income	3,181,071

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(15,113,221)
Foreign currency transactions (Note 1)	15,176
Forward currency contracts (Note 1)	676,720
Total net realized loss	(14,421,325)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(147,523,524)
Assets and liabilities in foreign currencies	43,944
Forward currency contracts	(1,055,585)
Total change in net unrealized depreciation	(148,535,165)

Net loss on investments	(162,956,490)

Net decrease in net assets resulting from operations	$(159,775,419)

The accompanying notes are an integral part of these financial statements.

International Equity Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/18*	Year ended 6/30/18
Operations
Net investment income	$3,181,071	$12,219,425
Net realized gain (loss) on investments
and foreign currency transactions	(14,421,325)	56,470,303
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(148,535,165)	(4,101,139)
Net increase (decrease) in net assets resulting
from operations	(159,775,419)	64,588,589
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(10,736,897)	(2,249,729)
Class B	(49,849)	—
Class C	(15,759)	—
Class M	(118,064)	—
Class R	(41,239)	(7,637)
Class R5	(37,977)	(7,843)
Class R6	(2,136,558)	(754,986)
Class Y	(3,164,037)	(934,387)
From net realized long-term gain on investments
Class A	(20,634,587)	—
Class B	(195,652)	—
Class C	(454,293)	—
Class M	(331,214)	—
Class R	(100,221)	—
Class R5	(60,822)	—
Class R6	(3,253,483)	—
Class Y	(5,290,270)	—
Decrease from capital share transactions (Note 4)	(26,648,250)	(3,581,623)
Total increase (decrease) in net assets	(233,044,591)	57,052,384

NET ASSETS
Beginning of period	990,512,167	933,459,783
End of period (Note 1)	$757,467,576	$990,512,167

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 International Equity Fund

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International Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
December 31, 2018**	$25.36	.08	(4.36)	(4.28)	(.44)	(.84)	(1.28)	—	$19.80	(16.79)*	$515,420	.59*	.32*	33*
June 30, 2018	23.80	.30	1.35	1.65	(.09)	—	(.09)	—	25.36	6.90	663,773	1.22	1.15	61
June 30, 2017	20.49	.28	3.67	3.95	(.64)	—	(.64)	—	23.80	19.76	656,450	1.23	1.27	67
June 30, 2016	24.31	.32	(3.55)	(3.23)	(.59)	—	(.59)	—	20.49	(13.46)	647,864	1.27[f]	1.47[f]	77
June 30, 2015	25.33	.29	(1.09)	(.80)	(.22)	—	(.22)	—	24.31	(3.12)	834,109	1.26	1.19	69
June 30, 2014	20.26	.20	5.01	5.21	(.17)	—	(.17)	.03[g]	25.33	25.92	919,776	1.30	.83	67
Class B
December 31, 2018**	$24.05	(.01)	(4.13)	(4.14)	(.21)	(.84)	(1.05)	—	$18.86	(17.11)*	$4,654	.97*	(.06)*	33*
June 30, 2018	22.66	.08	1.31	1.39	—	—	—	—	24.05	6.13	6,606	1.97	.33	61
June 30, 2017	19.51	.10	3.51	3.61	(.46)	—	(.46)	—	22.66	18.84	8,315	1.98	.46	67
June 30, 2016	23.14	.14	(3.37)	(3.23)	(.40)	—	(.40)	—	19.51	(14.09)	10,121	2.02[f]	.66[f]	77
June 30, 2015	24.08	.09	(1.02)	(.93)	(.01)	—	(.01)	—	23.14	(3.86)	14,821	2.01	.39	69
June 30, 2014	19.27	.01	4.77	4.78	—	—	—	.03[g]	24.08	24.96	20,183	2.05	.03	67
Class C
December 31, 2018**	$24.35	(.01)	(4.17)	(4.18)	(.03)	(.84)	(.87)	—	$19.30	(17.10)*	$10,816	.97*	(.06)*	33*
June 30, 2018	22.94	.03[d]	1.38	1.41	—	—	—	—	24.35	6.15	15,737	1.97	.12[d]	61
June 30, 2017	19.77	.11	3.54	3.65	(.48)	—	(.48)	—	22.94	18.79	41,292	1.98	.51	67
June 30, 2016	23.47	.15	(3.42)	(3.27)	(.43)	—	(.43)	—	19.77	(14.08)	47,141	2.02[f]	.72[f]	77
June 30, 2015	24.45	.11	(1.05)	(.94)	(.04)	—	(.04)	—	23.47	(3.83)	59,397	2.01	.46	69
June 30, 2014	19.58	.02	4.83	4.85	(.01)	—	(.01)	.03[g]	24.45	24.93	61,686	2.05	.08	67
Class M
December 31, 2018**	$24.62	.02	(4.23)	(4.21)	(.30)	(.84)	(1.14)	—	$19.27	(17.01)*	$7,904	.84*	.07*	33*
June 30, 2018	23.14	.16	1.32	1.48	—	—	—	—	24.62	6.40	10,634	1.72	.65	61
June 30, 2017	19.93	.17	3.57	3.74	(.53)	—	(.53)	—	23.14	19.14	10,977	1.73	.80	67
June 30, 2016	23.64	.19	(3.43)	(3.24)	(.47)	—	(.47)	—	19.93	(13.87)	10,247	1.77[f]	.90[f]	77
June 30, 2015	24.64	.15	(1.05)	(.90)	(.10)	—	(.10)	—	23.64	(3.65)	15,078	1.76	.66	69
June 30, 2014	19.72	.08	4.88	4.96	(.07)	—	(.07)	.03[g]	24.64	25.30	18,269	1.80	.33	67
Class R
December 31, 2018**	$24.88	.05	(4.28)	(4.23)	(.34)	(.84)	(1.18)	—	$19.47	(16.88)*	$2,496	.72*	.20*	33*
June 30, 2018	23.37	.22	1.34	1.56	(.05)	—	(.05)	—	24.88	6.66	3,446	1.47	.87	61
June 30, 2017	20.15	.23	3.59	3.82	(.60)	—	(.60)	—	23.37	19.39	3,671	1.48	1.08	67
June 30, 2016	23.87	.27	(3.49)	(3.22)	(.50)	—	(.50)	—	20.15	(13.66)	2,962	1.52[f]	1.23[f]	77
June 30, 2015	24.90	.23	(1.08)	(.85)	(.18)	—	(.18)	—	23.87	(3.37)	4,454	1.51	.99	69
June 30, 2014	19.94	.14	4.92	5.06	(.13)	—	(.13)	.03[g]	24.90	25.57	3,478	1.55	.59	67

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 International Equity Fund	International Equity Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R5
December 31, 2018**	$25.81	.12	(4.45)	(4.33)	(.52)	(.84)	(1.36)	—	$20.12	(16.65)*	$1,549	.42*	.49*	33*
June 30, 2018	24.15	.41	1.36	1.77	(.11)	—	(.11)	—	25.81	7.30	1,946.89		1.57	61
June 30, 2017	20.79	.23[e]	3.85	4.08	(.72)	—	(.72)	—	24.15	20.14	1,452.89		1.07[e]	67
June 30, 2016	24.66	.40	(3.60)	(3.20)	(.67)	—	(.67)	—	20.79	(13.18)	16,211	.96[f]	1.81[f]	77
June 30, 2015	25.72	.44	(1.19)	(.75)	(.31)	—	(.31)	—	24.66	(2.84)	19,900.96		1.79	69
June 30, 2014	20.58	.63[h]	4.73	5.36	(.26)	—	(.26)	.04[g]	25.72	26.28	8,002.98		2.48[h]	67
Class R6
December 31, 2018**	$25.78	.13	(4.44)	(4.31)	(.55)	(.84)	(1.39)	—	$20.08	(16.60)*	$83,802	.37*	.53*	33*
June 30, 2018	24.19	.43	1.36	1.79	(.20)	—	(.20)	—	25.78	7.36	107,395.79		1.64	61
June 30, 2017	20.82	.41	3.70	4.11	(.74)	—	(.74)	—	24.19	20.29	91,020.79		1.83	67
June 30, 2016	24.69	.59	(3.77)	(3.18)	(.69)	—	(.69)	—	20.82	(13.08)	66,136	.86[f]	2.75[f]	77
June 30, 2015	25.74	.39	(1.12)	(.73)	(.32)	—	(.32)	—	24.69	(2.75)	17,443.86		1.61	69
June 30, 2014	20.59	.31	5.08	5.39	(.28)	—	(.28)	.04[g]	25.74	26.44	17,762.88		1.28	67
Class Y
December 31, 2018**	$25.67	.11	(4.42)	(4.31)	(.50)	(.84)	(1.34)	—	$20.02	(16.67)*	$130,826	.47*	.45*	33*
June 30, 2018	24.09	.40	1.34	1.74	(.16)	—	(.16)	—	25.67	7.19	180,977.97		1.53	61
June 30, 2017	20.74	.36	3.69	4.05	(.70)	—	(.70)	—	24.09	20.07	120,283.98		1.61	67
June 30, 2016	24.61	.40	(3.60)	(3.20)	(.67)	—	(.67)	—	20.74	(13.23)	93,588	1.02[f]	1.79[f]	77
June 30, 2015	25.66	.36	(1.12)	(.76)	(.29)	—	(.29)	—	24.61	(2.91)	92,613	1.01	1.49	69
June 30, 2014	20.52	.26	5.07	5.33	(.23)	—	(.23)	.04[g]	25.66	26.21	64,196	1.05	1.09	67

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d The net investment income ratio and per share amount shown for the period ended June 30, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

e The net investment income ratio and per share amount shown for the period ended June 30, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following per share outstanding on November 27, 2013.

Per share
Class A	$0.03
Class B	0.03
Class C	0.03
Class M	0.03
Class R	0.03
Class R5	0.04
Class R6	0.04
Class Y	0.04

h The net investment income ratio and per share amount shown for the period ended June 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 International Equity Fund	International Equity Fund 31

Notes to financial statements 12/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2018 through December 31, 2018.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

32 International Equity Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

International Equity Fund 33

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign

34 International Equity Fund

exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $627,026 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $433,857 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $819,046,343, resulting in gross unrealized appreciation and depreciation of $50,759,248 and $116,307,292, respectively, or net unrealized depreciation of $65,548,044.

International Equity Fund 35

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended June 30, 2018, the fund had undistributed net investment income of $5,127,769.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.309% of the fund’s average net assets, which included an effective base fee of 0.348% and a decrease of 0.039% ($353,769) based on performance.

Putnam Management has contractually agreed, through October 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

36 International Equity Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$724,921	Class R5	1,373
Class B	6,819	Class R6	25,934
Class C	16,458	Class Y	197,225
Class M	11,531	Total	$987,940
Class R	3,679

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,218 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $669, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

International Equity Fund 37

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$764,008
Class B	1.00%	1.00%	28,714
Class C	1.00%	1.00%	69,307
Class M	1.00%	0.75%	36,401
Class R	1.00%	0.50%	7,767
Total			$906,197

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,484 and $79 from the sale of class A and class M shares, respectively, and received $185 and $74 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$296,782,853	$349,079,601
U.S. government securities (Long-term)	—	—
Total	$296,782,853	$349,079,601

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	504,123	$11,572,307	2,389,913	$61,901,346
Shares issued in connection with
reinvestment of distributions	1,527,187	29,489,985	80,670	2,099,835
	2,031,310	41,062,292	2,470,583	64,001,181
Shares repurchased	(2,172,114)	(50,565,785)	(3,884,141)	(100,526,450)
Net decrease	(140,804)	$(9,503,493)	(1,413,558)	$(36,525,269)

38 International Equity Fund

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	4,054	$84,963	19,044	$465,092
Shares issued in connection with
reinvestment of distributions	12,888	237,018	—	—
	16,942	321,981	19,044	465,092
Shares repurchased	(44,839)	(1,013,380)	(111,298)	(2,718,144)
Net decrease	(27,897)	$(691,399)	(92,254)	$(2,253,052)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	25,048	$569,979	175,026	$4,416,226
Shares issued in connection with
reinvestment of distributions	24,068	452,953	—	—
	49,116	1,022,932	175,026	4,416,226
Shares repurchased	(134,893)	(3,021,941)	(1,328,358)	(33,345,000)
Net decrease	(85,777)	$(1,999,009)	(1,153,332)	$(28,928,774)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	7,871	$177,958	40,551	$1,016,268
Shares issued in connection with
reinvestment of distributions	23,220	436,540	—	—
	31,091	614,498	40,551	1,016,268
Shares repurchased	(52,902)	(1,171,075)	(82,981)	(2,057,904)
Net decrease	(21,811)	$(556,577)	(42,430)	$(1,041,636)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	13,182	$291,382	36,437	$924,053
Shares issued in connection with
reinvestment of distributions	5,316	100,950	194	4,951
	18,498	392,332	36,631	929,004
Shares repurchased	(28,766)	(666,114)	(55,225)	(1,430,820)
Net decrease	(10,268)	$(273,782)	(18,594)	$(501,816)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	2,145	$51,452	51,805	$1,352,724
Shares issued in connection with
reinvestment of distributions	5,036	98,799	297	7,843
	7,181	150,251	52,102	1,360,567
Shares repurchased	(5,577)	(131,642)	(36,824)	(967,800)
Net increase	1,604	$18,609	15,278	$392,767

International Equity Fund 39

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	374,105	$9,089,885	932,340	$24,856,990
Shares issued in connection with
reinvestment of distributions	275,194	5,388,300	28,589	754,742
	649,299	14,478,185	960,929	25,611,732
Shares repurchased	(641,255)	(15,585,232)	(558,788)	(14,701,232)
Net increase (decrease)	8,044	$(1,107,047)	402,141	$10,910,500

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,111,357	$26,364,769	3,409,447	$89,711,734
Shares issued in connection with
reinvestment of distributions	402,506	7,856,912	32,314	849,860
	1,513,863	34,221,681	3,441,761	90,561,594
Shares repurchased	(2,028,243)	(46,757,233)	(1,384,472)	(36,195,937)
Net increase (decrease)	(514,380)	$(12,535,552)	2,057,289	$54,365,657

At the close of the reporting period, a shareholder of record owned 5.1% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/18	cost	proceeds	income	of 12/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$7,440,075	$13,167,975	$20,608,050	$36,074	$—
Putnam Short Term
Investment Fund**	11,123,170	169,158,824	180,281,994	98,666	—
Total Short-term
investments	$18,563,245	$182,326,799	$200,890,044	$134,740	$—

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

40 International Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$311,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,395,874	Payables	$1,217,198
Total		$1,395,874		$1,217,198

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$676,720	$676,720
Total	$676,720	$676,720

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,055,585)	$(1,055,585)
Total	$(1,055,585)	$(1,055,585)

International Equity Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$ 242,805	$ 108,035	$ 271,250	$ 9,604	$ 29,059	$ 571,476	$—	$—	$ 163,645	$ 1,395,874
Total Assets	$242,805	$108,035	$271,250	$9,604	$29,059	$571,476	$—	$—	$163,645	$1,395,874
Liabilities:
Forward currency contracts#	233,110	16,618	96,068	178,064	—	234,772	281,672	176,894	—	1,217,198
Total Liabilities	$233,110	$16,618	$96,068	$178,064	$—	$234,772	$281,672	$176,894	$—	$1,217,198
Total Financial and Derivative Net
Assets	$9,695	$91,417	$175,182	$(168,460)	$29,059	$336,704	$(281,672)	$(176,894)	$163,645	$178,676
Total collateral received (pledged)†##	$9,695	$—	$175,182	$(90,588)	$—	$110,000	$(201,695)	$(141,574)	$—
Net amount#	$—	$91,417	$—	$(77,872)	$29,059	$226,704	$(79,977)	$(35,320)	$163,645
Controlled collateral received (including
TBA commitments)**	$122,846	$—	$208,780	$—	$—	$110,000	$—	$—	$—	$441,626
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(90,588)	$—	$—	$(201,695)	$(141,574)	$—	$(433,857)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam Europe Equity Fund into the fund. The proposed merger requires approval by Putnam Europe Equity Fund’s shareholders. If approved by Putnam Europe Equity Fund’s shareholders at a shareholder meeting proposed to be held on May 29, 2019, the merger would be expected to occur on or about June 24, 2019.

42 International Equity Fund	International Equity Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA009 314985 2/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019